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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 18, 2007

                               CIRRUS LOGIC, INC.
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             (Exact name of Registrant as specified in its charter)


           Delaware                  0-17795                 77-0024818
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(State or Other Jurisdiction of    (Commission             (IRS Employer
Incorporation or Organization)     File Number)          Identification No.)


             2901 Via Fortuna, Austin, TX                       78746
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        (Address of Principal Executive Offices)              (Zip Code)

       Registrant's telephone number, including area code: (512) 851-4000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01  Regulation FD Disclosure

Cirrus Logic Inc. announced that today it has filed with the Securities and Exchange Commission (SEC) an amended Annual Report on Form 10-K/A for the fiscal year ended March 25, 2006, its amended Quarterly Report on Form 10-Q/A for the quarter ended June 24, 2006, and its Quarterly Reports on Form 10-Q for the quarters ended Sept. 23, 2006 and Dec. 30, 2006.

The Form 10-K/A filed today includes restated financial statements for fiscal years 2002 through 2006, with adjustments for fiscal years 1997 through 2001 reflected in the opening balances in the restated fiscal year 2002 financial statements. The total additional non-cash, stock-based compensation expenses recorded for fiscal years 1997 through the first quarter of fiscal year 2007 were approximately $32 million. The company previously reported on March 2, 2007 that it estimated these charges would range between $22 million and $24 million. Although no additional changes to option measurement dates were identified, after further review of the accounting treatment of certain option grants, the company determined that additional non-cash stock-based compensation expenses should be recorded.

With today's filings, the company is now current in its SEC reporting obligations and believes that it has satisfied all of the conditions of the NASDAQ Listing Qualifications Panel for the continued listing of its common stock on the NASDAQ Global Select Market.

A copy of the press release in Exhibit 99.1 is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits.

         (d) Exhibits.

         99.1    Cirrus Logic, Inc. press release dated April 18, 2007



SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             CIRRUS LOGIC, INC.


Date: April 18, 2007                   By:   /s/ Thurman K. Case
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                                             Name: Thurman K. Case
                                             Title: Chief Financial Officer



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                                  Exhibit Index

Exhibit Number         Description
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    99.1               Cirrus Logic, Inc. press release dated April 18, 2007